UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2008

Date of reporting period: December 1, 2007 — May 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam New York Tax Exempt Income Fund

5|31|08

Semiannual Report

PUTNAM
INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam New York
Tax Exempt
Income Fund

5|31|08

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The past several months have presented the economy with a serious set of challenges. The financial markets have reflected the uncertainty of the situation, making these difficult times for investors. Despite the circumstances, the U.S. economy has showed resilience. In late 2007 and early 2008, economic growth, while anemic, has nonetheless remained positive. The Federal Reserve Board has cut interest rates sharply and provided ample liquidity to financial markets, while the White House and Congress both stepped forward quickly with a fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the U.S. economy may avert a recession after all.

Still, it is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we have some important and exciting news to share with you. We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, former President and CEO, will take on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success. He was Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007, and

President of Fidelity’s Institutional Retirement Group from 1996 to 2000. We look forward to working with Bob as we continue to position Putnam to exceed our shareholders’ expectations.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more accessible and readable, and we hope you think so as well.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

About the fund

Seeking a high level of tax-free income for New York investors

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. They help finance important public projects such as schools and roads. While the stated yields on municipal bonds are usually lower than those on taxable bonds, municipal bonds offer income that is generally exempt from federal income tax and can help investors keep more of their investment income.

For residents of the state where the bond is issued, income is typically exempt from state and local income taxes as well. In New York, this exemption is an especially powerful advantage because the state’s top income tax rate is among the highest in the United States, and New York City’s income tax can further erode investment income. In addition, the sheer size of the New York municipal bond market provides a wide array of investment opportunities.

Putnam New York Tax Exempt Income Fund seeks to capitalize on investment opportunities in New York by investing in bonds across a range of market sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s management team allocates a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s management team considers the risks involved, including credit, interest-rate, and pre-payment risks. The team is backed by the resources of Putnam’s fixed-income organization and by its analysts’ ongoing, rigorous research. Once a bond has been purchased, the team monitors developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of the fund’s in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 3%, then its tax-equivalent yield is 4.6%, assuming the maximum 35% federal tax rate for 2008.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal securities may finance a range of projects in your community and thus play a key role in its development.

Performance snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 12–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Thalia, financial markets have been extremely volatile for much of the past year. How has the municipal bond market fared?

The municipal bond market has been quite challenging. Several factors related to the subprime lending crisis contributed to an increase in volatility. Concerns about the credit ratings of municipal bond insurers, which also insure subprime debt, added to the volatility in late 2007 and in the first and second quarters of 2008. Forced selling by hedge funds and investment banks also put pressure on municipal bonds as these firms needed to raise capital and cover losses.

How did the fund perform during the 6-month period that ended May 31, 2008?

Despite the challenging market environment, the fund returned 1.40%, outperforming its Lipper peers. We believe the fund was able to outperform its Lipper peers because we had an “up-in-quality” bias on holdings going into the period. Our shorter-maturity positioning also helped as the yield curve steepened and prices on shorter-term instruments held up better than their

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/08. See page 6 and pages 12–15 for additional fund performance information. Index descriptions can be found on page 23.

longer-maturity counterparts. However, the fund, which primarily invests in New York tax-exempt bonds, slightly under-performed its national benchmark, the Lehman Municipal Bond Index, which delivered a return of 1.44% .

Can you describe in greater detail some of the concerns weighing on the market?

One major concern involved monoline insurers, the companies that insure municipal bonds and types of securitized debt, such as mortgage-backed securities and collateralized debt obligations. Investors were worried about the insurers’ exposure to subprime-related securities and the monoline insurers’ responsibility for covering those losses. The volatility has continued during the past six months as several monoline insurers were downgraded or put on negative watch by the ratings agencies. These downgrades created a significant dislocation in the market.

Today, of the seven major monoline insurers, only two — Financial Security Assurance and Assured Guaranty Ltd. —have the highest credit ratings from the three leading ratings agencies. Several have stopped writing new contracts altogether, and that development has taken a toll on the issuance of insured bonds.

Concerns about the economic slowdown and its possible effect on tax revenues also weighed on the municipal bond market. Liquidity problems persisted in credit markets in general, and hedge

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 5/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

funds, a major source of demand in 2007, sold a great deal of municipal bonds in early 2008 in order to raise capital. All of these issues put downward pressure on municipal bond prices.

How did you position the portfolio to address these issues?

We were fairly conservative in how we invested during the period. The fund owned primarily investment-grade bonds. The portfolio’s duration was shorter, which aided performance as longer-term issues underperformed. We also were underweight in insured bonds going into the period, which helped fund performance when the insurers became an issue.

Can you provide an example of a holding that contributed to performance?

Commonwealth of Puerto Rico Aqueduct and Sewer Authority bonds helped the fund’s performance during the period. We added the bonds in early March 2008, when we believed they had attractive valuations with historically high yields. The low valuations were based largely on investor concerns about the size of the forward supply calendar in Puerto Rico. These concerns were compounded by the overall weakness of the credit market brought about by the subprime lending crisis. However, the issuance has been well-received, and the bonds have rallied since the fund acquired them. At the same time, the turmoil in the

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured or prerefunded status and may differ from the summary information below.

market has abated somewhat, and this also helped performance.

Not all our strategies worked in our favor, however. A New York City Industrial Development Agency bond for British Airways that the fund owned hindered performance. As the airline sector struggled with rising fuel prices and a slowing economy, the bond’s performance also was affected. In addition, as the subprime lending crisis deepened, the bond’s price fell when the market began to demand more compensation for risk.

How have you adapted the portfolio to the changing market environment?

The kind of dislocation we’ve seen in recent months is rare. We believe that many areas of the municipal bond market have been oversold by risk-averse investors, and this situation has created opportunities for the fund to add highly rated bonds paying unusually high yields. At one point in February, 10-year Aaa-rated municipal bonds were yielding 17% more than 10-year Treasury bonds, despite the fact that municipal bond income is tax-free.

We expect continued volatility for the remainder of 2008. We are opportunistically adding to lower-quality bonds, principally by selling Aaa-rated bonds and buying A- and Baa-rated bonds. Bear in mind that as of the end of May, more than 70% of the portfolio remained invested in bonds rated A or higher.

As prices of longer-term bonds fell during the period, we also moved into some longer-term holdings, particularly in the 15- to 20-year maturity range. We believe that the addition of these bonds should help improve the fund’s yield. Although we were relatively cautious about insured bonds at the beginning of the period, we have since found value in those with good underlying credit quality.

Some of these bonds have been oversold, in our opinion, as a result of the mono-line insurer issues. We also have added to the fund’s holdings in utilities, with the view that this is a generally solid, defensive sector that now has favorable fundamentals and cheaper valuations.

Thalia, what’s your outlook?

With the economy struggling, we are clearly not out of the woods. State budgets are a concern across the country, and New York state, which has been hit hard by the financial industry’s downturn, is no exception. New York City, with its concentration of financial industry jobs, represents 30% of all bond issues in the state. So any significant slowdown in the New York City economy could have a significant impact on bond issues for the entire state of New York.

The monoline insurer situation also may continue to dominate headlines in coming months. Investors should remember that, while the market will likely remain choppy in the near term, the Federal Reserve has taken dramatic steps to inject liquidity into the markets and provide a cushion for the slumping economy.

The silver lining from an investment standpoint is that we are finding opportunities to add value to the portfolio. We intend to keep the fund’s overall credit profile high, but we will look to add lower-quality names in areas where we have strong conviction.

Overall municipal-bond asset quality is still quite sound, in our opinion. We believe that income-tax rates are not likely to fall from here, but they may rise with a new administration in the White House and the scheduled 2010 sunset, or discontinuation, of certain tax cuts within the current tax code. We believe the combination of potentially higher taxes, attractive valuations, and high asset quality makes municipal bonds a compelling opportunity at this point in time.

I N V E S T M E N T  I N S I G H T

Municipal bond issuers purchase insurance from monoline insurers to enhance their credit ratings. The insurance comes in the form of credit wraps, with the monoline insurer — so-named because they offer a single line of insurance —essentially “wrapping” its credit rating around the issuer’s. This added layer of protection allows the issuer to guarantee full payment of a bond’s principal and interest to bondholders should it be downgraded or default, and typically boosts the issuer’s credit rating. However, a successful transaction hinges on the monoline insurer’s credit rating and claims-paying ability, two areas under pressure given the monoline industry’s involvement with subprime mortgages.

Thank you,Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 5/31/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	7.21%	7.04%	6.42%	6.42%	6.34%	6.34%	6.80%	6.66%	7.22%

10 years	53.42	47.28	43.99	43.99	41.05	41.05	48.94	44.13	53.56
Annual average	4.37	3.95	3.71	3.71	3.50	3.50	4.06	3.72	4.38

5 years	17.08	12.41	13.52	11.67	12.45	12.45	15.22	11.47	17.18
Annual average	3.20	2.37	2.57	2.23	2.37	2.37	2.87	2.20	3.22

3 years	9.67	5.23	7.61	4.75	7.07	7.07	8.64	5.09	9.77
Annual average	3.12	1.71	2.47	1.56	2.30	2.30	2.80	1.67	3.16

1 year	3.35	–0.86	2.58	–2.36	2.49	1.50	2.93	–0.49	3.45

6 months	1.40	–2.72	0.96	–4.00	0.98	–0.01	1.13	–2.19	1.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 5/31/08

		Lipper New York
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	7.70%	7.04%

10 years	63.81	49.00
Annual average	5.06	4.06

5 years	19.76	15.44
Annual average	3.67	2.90

3 years	10.95	7.89
Annual average	3.53	2.56

1 year	3.87	1.62

6 months	1.44	0.60

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/08, there were 99, 96, 91, 90, 67, and 3 funds, respectively, in this Lipper category.

Fund’s annual operating expenses

For the fiscal year ended 11/30/07

	Class A	Class B	Class C	Class M	Class Y

Total annual fund operating expenses	0.80%	1.44%	1.59%	1.09%	0.59%*

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expenses for class Y shares (added 1/2/08) are based on class A shares excluding distribution (12b-1) fees for the last fiscal year.

Fund price and distribution information

For the six-month period ended 5/31/08

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		5

Income[1]	$0.181837		$0.154254	$0.148016	$0.169573		$0.158788

Capital gains[2]

Long-term	0.004000		0.004000	0.004000	0.004000		—

Short-term	—		—	—	—		—

Total	$0.185837		$0.158254	$0.152016	$0.173573		$0.158788

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV

11/30/07	$8.53	$8.89*	$8.52	$8.53	$8.54	$8.83	—

1/2/08†	—	—	—	—	—	—	$8.51

5/31/08	8.46	8.81	8.44	8.46	8.46	8.74	8.46

Current yield
(end of period)

Current dividend rate[3]	4.29%	4.11%	3.64%	3.48%	4.00%	3.87%	4.50%

Taxable equivalent4(a)	7.09	6.79	6.01	5.75	6.61	6.39	7.43

Taxable equivalent4(b)	7.37	7.06	6.26	5.98	6.88	6.65	7.73

Current 30-day
SEC yield[5]	N/A	3.50	3.00	2.84	N/A	3.25	3.85

Taxable equivalent4(a)	N/A	5.78	4.95	4.69	N/A	5.37	6.36

Taxable equivalent4(b)	N/A	6.02	5.16	4.88	N/A	5.59	6.62

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

† Inception date of class Y shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes (a) maximum 39.45% combined federal income tax and New York state 2008 personal income tax rates or (b) maximum 41.82% combined federal, New York state, and New York City 2008 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	7.15%	6.98%	6.36%	6.36%	6.28%	6.28%	6.74%	6.60%	7.16%

10 years	51.80	45.88	42.48	42.48	39.46	39.46	47.35	42.60	51.97
Annual average	4.26	3.85	3.60	3.60	3.38	3.38	3.95	3.61	4.27

5 years	16.64	11.90	12.95	11.11	11.85	11.85	14.73	10.99	16.76
Annual average	3.13	2.27	2.47	2.13	2.27	2.27	2.79	2.11	3.15

3 years	8.13	3.81	6.01	3.19	5.45	5.45	7.02	3.54	8.24
Annual average	2.64	1.25	1.96	1.05	1.78	1.78	2.29	1.17	2.67

1 year	2.84	–1.25	2.18	–2.74	1.89	0.90	2.55	–0.87	2.96

6 months	0.38	–3.59	0.06	–4.85	–0.15	–1.13	0.23	–3.06	0.49

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New York Tax Exempt Income Fund from December 1, 2007, to May 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 4.03	$ 7.23	$ 7.99	$ 5.48	$ 2.45

Ending value (after expenses)	$1,014.00	$1,009.60	$1,009.80	$1,011.30	$1,013.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/08 (for the period from 1/2/08 to 5/31/08 for class Y shares). The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2008, use the calculation method below. To find the value of your investment on December 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 4.04	$ 7.26	$ 8.02	$ 5.50	$ 2.46

Ending value (after expenses)	$1,021.00	$1,017.80	$1,017.05	$1,019.55	$1,018.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/08 (for the period from 1/2/08 to 5/31/08 for class Y shares). The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y

Your fund’s annualized
expense ratio	0.80%	1.44%	1.59%	1.09%	0.59%

Average annualized expense
ratio for Lipper peer group*	0.82%	1.46%	1.61%	1.11%	0.61%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam New York Tax Exempt
Income Fund	18%	11%	13%	23%	8%*

Lipper New York Municipal Debt
Funds category average	25%	27%	26%	32%	41%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

* Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2008, and May 31, 2007.

Trustee and Putnam employee fund ownership

As of May 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$1,202,000	$ 86,000,000

Putnam employees	$ 217,000	$631,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam Tax Exempt Income Fund, Putnam AMT-Free Insured Municipal Fund, and Putnam Municipal Opportunities Trust.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam Tax-Free High Yield Fund and Putnam Managed Municipal Income Trust.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 65th percentile in management fees and in the 38th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the Trustees’ review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper New York Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

39th	42nd	38th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 95, 95, and 85 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper New York Municipal Debt Funds category for the 1-year, 5-year, and 10-year periods ended June 30, 2008, were 22%, 26%, and 28%, respectively. Over the 1-year, 5-year, and 10-year periods ended June 30, 2008, the fund ranked 21st out of 98, 24th out of 92, and 19th out of 68 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 5/31/08 (Unaudited)

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	FRN Floating Rate Notes

Cmnwlth. Of PR Gtd. Commonwealth of Puerto	FSA Financial Security Assurance
Rico Guaranteed
G.O. Bonds General Obligation Bonds
COP Certificate of Participation
GNMA Coll. Government National Mortgage
FGIC Financial Guaranty Insurance Company	Association Collateralized

FHA Insd. Federal Housing Administration Insured	MBIA MBIA Insurance Company

FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized
VRDN Variable Rate Demand Notes
FNMA Coll. Federal National Mortgage
Association Collateralized	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (98.3%)*

	Rating**	Principal amount	Value

New York (91.0%)
Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Albany Med. Ctr.), 6s, 5/1/29	BBB+/P	$ 1,460,000	$ 1,417,631
(Charitable Leadership), Ser. A , 6s, 7/1/19	Ba2	3,000,000	3,029,820
(St. Peters Hosp.), Ser. E, 5 1/2s, 11/15/27	BBB+	1,000,000	1,016,910
(Albany College of Pharmacy), Ser. A,
5 3/8s, 12/1/24	BBB–	1,300,000	1,266,044
(St. Peters Hosp.), Ser. E, 5 1/4s, 11/15/32	BBB+	1,000,000	977,750
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/27	BBB+	3,000,000	2,992,650
(Albany Law School), Ser. A, 5s, 7/1/31	BBB	2,000,000	1,819,060
Chemung Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (Arnot Ogden Med. Ctr.),
5s, 11/1/34	A3	1,300,000	1,248,403
Dutchess Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (Bard College), 5 3/4s, 8/1/30
(Prerefunded)	A3	9,200,000	9,941,704
Erie Cnty., G.O. Bonds, Ser. B, AMBAC,
5 3/8s, 7/1/20 (Prerefunded)	Aaa	4,160,000	4,461,725
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev.
Bonds (City School Dist. Buffalo), Ser. A, FSA
5 3/4s, 5/1/28	Aaa	5,000,000	5,532,900
5 3/4s, 5/1/25	Aaa	10,330,000	11,563,092
Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl.
Paper Co.), Ser. A, 6.15s, 4/1/21	BBB	1,065,000	1,065,735
Geneva, Indl. Dev. Agcy. Rev. Bonds (Hobart &
William Smith), Ser. A, 5 3/8s, 2/1/33	A	3,150,000	3,215,363
Hempstead, Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Hofstra U.), 5 1/4s, 7/1/16	A	2,595,000	2,758,485
Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A
AMBAC, 5s, 2/15/47	Aaa	2,500,000	2,527,950
MBIA, 4 1/2s, 2/15/47	Aaa	2,500,000	2,331,200

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A,
6s, 5/1/29	B+/P	$ 1,250,000	$ 1,166,850
Liberty, Dev. Corp. Rev. Bonds (Goldman
Sachs Headquarters), 5 1/2s, 10/1/37	Aa3	2,500,000	2,674,975
Livingston Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Nicholas H. Noyes Memorial Hosp.),
5s, 7/1/10	BB	565,000	571,633
Long Island, Pwr. Auth. NY Elec. Syst.
Rev. Bonds
Ser. A, 5 1/8s, 9/1/29	A3	5,000,000	5,041,900
Ser. A, AMBAC, 5s, 9/1/29	Aaa	7,500,000	7,640,250
Ser. D, MBIA, 5s, 9/1/20	Aaa	3,500,000	3,665,795
FSA, zero %, 6/1/28	Aaa	2,510,000	946,195
Madison Cnty., Indl. Dev. Agcy. Rev. Bonds
(Colgate U.), Ser. A, 5s, 7/1/23	Aa3	5,090,000	5,253,084
Metro. Trans. Auth. Rev. Bonds
Ser. A, 5s, 11/15/37	A2	15,000,000	15,134,550
Ser. A, FSA, 5s, 11/15/30	Aaa	1,000,000	1,016,300
Ser. A, FGIC, 5s, 11/15/26	A2	5,000,000	5,052,400
Ser. B, 5s, 11/15/24	A2	8,100,000	8,376,048
Ser. A, 5s, 11/15/22	A2	6,000,000	6,251,580
Ser. B, FSA, 5s, 11/15/22	Aaa	14,350,000	15,263,952
Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, FSA, 5 1/4s, 11/15/24	Aaa	10,000,000	10,500,300
Ser. B, MBIA, 5s, 11/15/25	Aaa	2,600,000	2,707,146
Ser. B, MBIA, 5s, 11/15/24	Aaa	6,000,000	6,268,800
Metro. Trans. Auth. Svc. Contract Rev. Bonds
(Trans. Fac.), Ser. O, 5 3/4s, 7/1/13
(Prerefunded)	AAA	16,320,000	17,571,581
Ser. A , MBIA, 5 1/2s, 1/1/20	Aaa	1,000,000	1,071,000
(Trans. Fac.), Ser. O, 5 1/2s, 7/1/17
(Prerefunded)	AAA	24,345,000	27,912,760
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Highland Hosp. Rochester), 5s, 8/1/25	Baa1	250,000	246,585
Nassau Cnty., G.O. Bonds, Ser. A, FGIC
6s, 7/1/13	A2	1,000,000	1,118,250
6s, 7/1/11	A2	2,300,000	2,498,352
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(North Shore Hlth. Syst.)
Ser. A, 6 1/4s, 11/1/21	A3	410,000	430,434
Ser. B, 5 7/8s, 11/1/11	A3	705,000	722,301
Ser. D, 5 5/8s, 11/1/09	A3	825,000	860,442
Nassau Cnty., Tobacco Settlement Corp.
Rev. Bonds, Ser. A-2, stepped-coupon zero %,
(5 1/4s, 6/1/09), 6/1/26 ††	BBB	6,640,000	6,186,554
Niagara Cnty., Indl. Dev. Agcy. Mandatory Put
Bonds (Solid Waste Disp.), Ser. A,
5.45s, 11/15/12	Baa2	1,000,000	1,001,530

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds,
Ser. D, 5.55s, 11/15/24	Baa2	$ 3,000,000	$ 2,994,480
Niagara Falls, City School Dist. COP (High
School Fac.), FSA
5s, 6/15/28	Aaa	1,490,000	1,538,082
5s, 6/15/23	Aaa	3,965,000	4,151,395
NY City, G.O. Bonds
Ser. B, MBIA, 6 1/2s, 8/15/11	Aaa	18,675,000	20,749,046
Ser. D, MBIA, 6 1/2s, 11/1/10	Aaa	21,495,000	23,491,886
AMBAC, 6.05s, 9/1/11	Aaa	500,000	501,375
Ser. B, 5 3/4s, 8/1/16	AA	1,000,000	1,082,290
Ser. B, 5 1/2s, 12/1/11	AA	19,520,000	21,126,301
Ser. C, FSA, 5s, 1/1/23	Aaa	10,000,000	10,541,300
Ser. F-1, XLCA, 5s, 9/1/22	AA	1,000,000	1,037,420
Ser. J/J-1, 5s, 6/1/21	AA	6,750,000	7,052,738
Ser. N, 5s, 8/1/20	AA	1,000,000	1,046,450
Ser. M, 5s, 4/1/20	AA	6,775,000	7,081,095
Ser. I-1, 5s, 4/1/19	AA	1,725,000	1,824,377
NY City, City Muni. Fin. Auth. Rev. Bonds
(Wtr. & Swr. Syst.), Ser. A, 4 3/4s, 6/15/30	AA+	11,815,000	11,918,499
NY City, City Transitional Fin. Auth. Rev. Bonds
AMBAC, 5 1/4s, 8/1/15	Aaa	2,000,000	2,143,060
Ser. E, 5s, 2/1/28	AAA	8,885,000	9,103,038
Ser. D, 5s, 2/1/23	AAA	5,000,000	5,165,250
NY City, City Transitional Fin. Auth. VRDN
(NYC Recovery), Ser. 3, 1.24s, 11/1/22	A–1+	17,380,000	17,380,000
NY City, Hlth. & Hosp. Corp. Rev. Bonds
(Hlth. Syst.), Ser. A , 5 3/8s, 2/15/26	A1	300,000	302,424
NY City, Hsg. Dev. Corp. Rev. Bonds,
Ser. A, FGIC, 5s, 7/1/25	AA+	2,600,000	2,676,336
NY City, Indl. Dev. Agcy. Rev. Bonds
(Visy Paper, Inc.), 7.95s, 1/1/28	B–/P	2,600,000	2,603,770
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	BB/P	2,050,000	2,072,181
(Brooklyn Navy Yard Cogen. Partners),
6.2s, 10/1/22	BBB–	5,000,000	5,109,150
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	BBB–	2,190,000	2,075,857
(Queens Baseball Stadium — Pilot), AMBAC,
5s, 1/1/24	Aaa	3,500,000	3,620,715
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Parking Corp.), 8 1/2s, 12/30/22	B–/P	6,555,000	5,762,304
(Staten Island U. Hosp.), Ser. A,
6 3/8s, 7/1/31	B2	3,460,000	3,380,178
(Brooklyn Polytech. U. Project J), 6 1/8s,
11/1/30 (Prerefunded)	AAA	5,250,000	5,747,910
(Bronx Pkg. Dev. Co., LLC), 5 3/4s, 10/1/37	BB/P	2,500,000	2,335,825
(United Jewish Appeal), Ser. A,
5 1/4s, 7/1/23	Aa1	2,545,000	2,695,282

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. Francis College), 5s, 10/1/34	A–	$ 1,000,000	$ 1,001,000
(Horace Mann School), MBIA, 5s, 7/1/28	Aaa	7,000,000	7,093,590
NY City, Indl. Dev. Agcy. Special Arpt. Fac.
Rev. Bonds
(Airis JFK I LLC), Ser. A, 6s, 7/1/27	Baa3	9,500,000	9,467,415
(Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	Baa3	3,700,000	3,409,328
NY City, Indl. Dev. Agcy. Special Fac. FRN
(Terminal One Group Assn.), 5 1/2s, 1/1/17	A3	4,500,000	4,747,590
NY City, Indl. Dev. Agcy. Special Fac. Rev.
Bonds (British Airways PLC), 5 1/4s, 12/1/32	Ba1	2,050,000	1,458,944
NY City, Metro. Trans. Auth. Rev. Bonds,
Ser. A, AMBAC, U.S. Govt. Coll., 5 1/4s,
1/1/29 (Prerefunded)	Aaa	5,000,000	5,279,000
NY City, Muni. Wtr. & Swr. Fin. Auth.
Rev. Bonds
AMBAC, 7 1/2s, 6/15/11	Aaa	25,600,000	28,590,080
Ser. B, FGIC, U.S. Govt. Coll., 7 1/2s,
6/15/11 (Prerefunded)	Aaa	290,000	317,712
Ser. B, FGIC, U.S. Govt. Coll., 7 1/2s,
6/15/11 (Prerefunded)	AAA	110,000	120,525
Ser. D, 5s, 6/15/37	AA+	6,000,000	6,121,020
Ser. G, FSA, 5s, 6/15/34	Aaa	500,000	508,700
Ser. B, AMBAC, 5s, 6/15/28	Aaa	5,000,000	5,165,750
NY City, State Dorm. Auth. Lease Rev. Bonds
(Court Fac.), 6s, 5/15/39 (Prerefunded)	AA–	5,600,000	6,045,816
NY City, Transitional Fin. Auth. Bldg. Aid Rev.
Bonds, Ser. S-1, FGIC
5s, 7/15/31	AA–	10,500,000	10,705,590
5s, 7/15/27	AA–	5,000,000	5,155,050
NY Cntys., Tobacco Trust II Rev. Bonds
(Tobacco Settlement), 5 3/4s, 6/1/43	BBB	7,000,000	6,755,070
NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement)
6s, 6/1/43	BBB	1,300,000	1,300,546
5 3/4s, 6/1/33	BBB	3,500,000	3,499,965
NY Cntys., Tobacco Trust IV Rev. Bonds, Ser. A,
5s, 6/1/38	BBB	7,250,000	6,187,658
NY State Dorm. Auth. Rev. Bonds
(State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13	AA–	5,875,000	6,939,726
(Mount Sinai Hlth.), Ser. A, 6 1/2s, 7/1/25	Baa1	2,750,000	2,835,828
(State U. Edl. Fac.), Ser. A, FSA,
5 7/8s, 5/15/17	Aaa	8,950,000	10,458,254
(State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/11	AA–	11,200,000	12,124,672
(Winthrop Nassau U.), 5 3/4s, 7/1/28	Baa1	5,250,000	5,307,173
(Schools PG — Issue 2), Ser. E, AMBAC,
5 3/4s, 7/1/19	Aaa	1,340,000	1,392,796
(City U.), Ser. A, 5 3/4s, 7/1/18	AA–	35,385,000	40,303,515
(City U.), Ser. A, 5 5/8s, 7/1/16	AA–	15,600,000	17,289,324

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
NY State Dorm. Auth. Rev. Bonds
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aaa	$ 8,500,000	$ 9,347,110
(Winthrop-U. Hosp. Assn.), Ser. A,
5 1/2s, 7/1/32	Baa1	1,600,000	1,570,608
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aaa	3,500,000	3,917,690
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	2,750,000	2,781,378
(Mental Hlth.), Ser. D, FSA, U.S. Govt. Coll.,
5 1/4s, 8/15/30 (Prerefunded)	Aaa	690,000	734,112
(Mental Hlth. Svcs.), Ser. D, FSA, U.S. Govt.
Coll., 5 1/4s, 8/15/30 (Prerefunded)	Aaa	7,810,000	8,309,293
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	Aaa	4,300,000	4,748,619
(NY Methodist Hosp.), 5 1/4s, 7/1/18	Baa2	750,000	767,573
(NY Methodist Hosp.), 5 1/4s, 7/1/17	Baa2	2,165,000	2,227,222
(NY Methodist Hosp.), 5 1/4s, 7/1/15	Baa2	1,455,000	1,508,471
(Lenox Hill Hosp. Oblig. Group),
5 1/4s, 7/1/08	Ba2	250,000	250,178
(Mental Hlth.), Ser. E, MBIA, 5s, 2/15/35	Aaa	2,510,000	2,558,443
(Memorial Sloan-Kettering Ctr.), Ser. 1,
5s, 7/1/34	Aa2	13,500,000	13,704,795
(Rochester U.), Ser. A, 5s, 7/1/34	A1	6,000,000	6,030,960
(Yeshiva U.), AMBAC, 5s, 7/1/30	Aaa	3,000,000	3,051,150
(Mental Hlth. Svcs. Fac. Impt.), Ser. B,
AMBAC, 5s, 2/15/30	Aaa	9,665,000	9,862,649
(Montefiore Hosp.), FGIC, FHA Insd.,
5s, 8/1/29	Baa3	9,525,000	9,604,820
(NYU), Ser. A, FGIC, 5s, 7/1/29	Aa3	6,705,000	6,725,651
(Yeshiva U.), AMBAC, 5s, 7/1/26	Aaa	2,700,000	2,767,095
Ser. A, MBIA, 5s, 10/1/25	Aaa	750,000	782,100
(Albany), Ser. A-1, FSA, FHA Insd.,
5s, 8/15/25	Aaa	1,500,000	1,569,795
(Columbia U.), Ser. B, 5s, 7/1/24	Aaa	2,000,000	2,060,040
(Columbia U.), Ser. B, 5s, 7/1/23	Aaa	2,000,000	2,063,820
(Columbia U.), Ser. B, 5s, 7/1/22	Aaa	3,000,000	3,101,430
(Cornell U.), Ser. A, 5s, 7/1/22	Aa1	6,395,000	6,769,044
(Columbia U.), Ser. B, 5s, 7/1/21	Aaa	2,000,000	2,071,420
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Ba2	1,500,000	1,444,890
Ser. A, MBIA, 5s, 3/15/19	AAA	1,700,000	1,799,450
(Mt. Sinai NYU Hlth.), Ser. C, 5s, 7/1/11	Baa1	1,220,000	1,220,561
(Colgate U.), MBIA, 4 3/4s, 7/1/28	Aaa	10,000,000	10,082,100
(State U. Edl. Fac.), Ser. B, zero %, 5/15/09	AA–	725,000	709,463
NY State Dorm. Auth. Lease Rev. Bonds
(State U. Dorm. Facs.), Ser. A, MBIA,
5s, 7/1/24	Aaa	1,000,000	1,046,000
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	4,150,000	4,191,915
(NYU Hosp. Ctr.), Ser. B, 5 1/4s, 7/1/24	Ba2	2,155,000	2,082,290
(NY U.), Ser. A, AMBAC, 5s, 7/1/32	Aaa	3,000,000	3,092,610

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(U. of Rochester), Ser. A-1, 5s, 7/1/32	A1	$ 8,000,000	$ 8,105,440
(U. of Rochester), Ser. A, MBIA, 5s, 7/1/27	Aaa	530,000	535,486
(U. of Rochester), Ser. A-1, 5s, 7/1/27	A1	1,900,000	1,947,861
(Columbia U.), Ser. C, 5s, 7/1/26	Aaa	6,980,000	7,349,033
(Memorial Sloan-Kettering Cancer Ctr.),
Ser. A2, 5s, 7/1/26	Aa2	6,000,000	6,216,060
(North Shore Long Island Jewish Oblig.
Group), Ser. A, 5s, 5/1/26	A3	5,800,000	5,824,592
(St. Johns U.), Ser. A, MBIA, 5s, 7/1/24	Aaa	2,385,000	2,498,311
(St. Johns U.), Ser. A, MBIA, 5s, 7/1/23	Aaa	3,935,000	4,133,993
NY State Dorm. Auth. Personal Income Tax
Rev. Bonds (Ed.), Ser. C, 5s, 12/15/31	AAA	10,000,000	10,315,100
NY State Dorm. Auth. State Supported Debt
Rev. Bonds
(2007-1 Mental), Ser. D, FSA, U.S. Govt.
Coll., 5 1/4s, 8/15/30 (Prerefunded)	A+/P	240,000	255,343
(2007-2 Mental), Ser. D, FSA,
5 1/4s, 8/15/30	A+/P	520,000	531,534
(Mental Hlth.), Ser. D, FSA, 5 1/4s, 8/15/30
(Prerefunded)	Aaa	700,000	744,751
(Mental Hlth. Svcs. Fac. Impt.), Ser. B, FSA,
5s, 2/15/27	Aaa	5,930,000	6,162,693
NY State Energy Research & Dev. Auth. Rev.
Bonds, 6.368s, 4/1/20	A+	7,000,000	7,217,280
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	12,400,000	12,432,116
NY State Env. Fac. Corp. Rev. Bonds
5s, 6/15/32	Aaa	250,000	256,928
(State Clean Wtr. & Drinking Revolving
Fund), Ser. A, 5s, 6/15/29	Aaa	2,500,000	2,610,250
(State Clean Wtr. & Drinking Revolving
Fund), Ser. C, 5s, 10/15/26	Aaa	5,000,000	5,239,850
NY State Env. Fac. Corp. Poll. Control
Rev. Bonds
(State Wtr. Revolving Fund), Ser. A,
7 1/2s, 6/15/12	Aaa	50,000	52,723
(State Wtr. Revolving Fund), Ser. B,
6.65s, 9/15/13	Aaa	3,425,000	3,658,962
(State Wtr. Revolving Fund), Ser. A,
6.55s, 9/15/10	Aaa	1,735,000	1,825,081
(State Wtr.), 5 7/8s, 6/15/14	Aaa	270,000	270,397
NY State Env. Fac. Corp. State Clean Wtr. &
Drinking Rev. Bonds
Ser. C, 5s, 10/15/35	Aaa	10,000,000	10,302,600
(NYC Muni. Wtr. Fin.), 5s, 6/15/29 #	Aaa	13,590,000	14,053,963

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
NY State Hwy. & Bridge Auth. Rev. Bonds,
Ser. A, FSA, U.S. Govt. Coll., 6s, 4/1/16
(Prerefunded)	Aaa	$ 1,000,000	$ 1,076,250
NY State Pwr. Auth. Rev. Bonds, Ser. A, FGIC,
5s, 11/15/17	Aa2	500,000	537,245
NY State Thruway Auth. Rev. Bonds
Ser. F, AMBAC, 5s, 1/1/30	Aaa	11,740,000	12,010,137
Ser. H, FGIC, 5s, 1/1/28	Aa3	1,235,000	1,281,597
(Second Generation Hwy. & Bridge Trust
Fund), Ser. A, 5s, 4/1/25	AA	4,000,000	4,191,600
(Gen. Hwy. & Bridge Trust Fund), Ser. A,
MBIA, 5s, 4/1/22	Aaa	2,000,000	2,092,320
NY State Thruway Auth. State Personal
Income Tax Rev. Bonds, Ser. A
5s, 3/15/22	AAA	5,000,000	5,283,250
5s, 3/15/22	AAA	2,795,000	2,978,492
5s, 3/15/21	AAA	1,750,000	1,857,503
NY State Urban Dev. Corp. Rev. Bonds
(Clarkson Ctr.), 5 1/2s, 1/1/20	AA–	1,685,000	1,918,036
(Clarkson Ctr.), 5 1/2s, 1/1/15	AA–	3,345,000	3,602,766
(Syracuse U. ), 5 1/2s, 1/1/15	Aaa	2,000,000	2,158,660
Ser. A-1, FGIC, 5s, 3/15/29	AAA	6,565,000	6,746,851
(State Personal Income Tax), Ser. A1,
5s, 12/15/27	AAA	3,000,000	3,141,240
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
(St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,000,000	952,580
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
(Solvay Paperboard, LLC), 7s, 11/1/30
(acquired 12/9/98 cost $1,000,000) ‡	BB/P	1,000,000	1,006,270
Orange Cnty., Indl. Dev. Agcy. Rev. Bonds
(Arden Hill Care Ctr. Newburgh), Ser. C
7s, 8/1/31	BB–/P	3,200,000	3,177,824
7s, 8/1/21	BB–/P	2,300,000	2,333,396
Port Auth. NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 4th Installment),
6 3/4s, 10/1/11	BB+/P	1,000,000	1,004,950
Ser. 124, 5s, 8/1/31	Aa3	1,000,000	993,150
FGIC, 4 3/4s, 10/15/28	Aa3	7,000,000	6,495,300
Port. Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	3,100,000	3,105,735
Rensselaer, City School Dist. COP, XLCA
5s, 6/1/21	A3	2,010,000	2,086,400
5s, 6/1/20	A3	1,150,000	1,199,209
5s, 6/1/19	A3	1,345,000	1,411,820
5s, 6/1/18	A3	1,180,000	1,246,800
Sales Tax Asset Receivable Corp. Rev. Bonds,
Ser. A, MBIA
5s, 10/15/26	Aaa	7,000,000	7,285,740
5s, 10/15/25	Aaa	16,425,000	17,141,951

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
Saratoga Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Saratoga Hosp.), Ser. B, 5 1/8s, 12/1/27	BBB+	$ 1,000,000	$ 982,460
Seneca Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (NY Chiropractic College), 5s, 10/1/27	BBB	1,995,000	1,913,704
St. Lawrence Cnty., Indl. Dev. Rev. Bonds
(St. Lawrence U.), Ser. A, MBIA, 5s, 7/1/28	Aaa	7,750,000	7,842,535
St. Lawrence Cnty., Indl. Dev. Civic Fac. Rev.
Bonds (Clarkson U.)
5s, 7/1/25	A3	1,985,000	2,061,204
5s, 7/1/24	A3	1,890,000	1,968,284
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Nissequogue Cogen. Partners Fac.),
5 1/2s, 1/1/23	BB+/P	2,000,000	1,845,180
Suffolk Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds
(Southampton Hosp. Assn.), Ser. B,
7 5/8s, 1/1/30	B–/P	480,000	483,744
(Southampton Hosp. Assn.), Ser. A,
7 1/4s, 1/1/30	B–/P	500,000	493,525
(Huntington Hosp.), Ser. B, 5 7/8s, 11/1/32	Baa1	2,700,000	2,724,300
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	BB–/P	4,200,000	4,393,662
(Jefferson’s Ferry), Ser. A, 7 1/4s, 11/1/28
(Prerefunded)	AAA	4,000,000	4,346,080
(Jefferson’s Ferry), Ser. A, 7.2s, 11/1/19
(Prerefunded)	AAA	3,805,000	4,073,899
Suffolk Cnty., Judicial Fac. Agcy. Rev. Bonds
(John P. Cohalan Complex), AMBAC,
5s, 4/15/16	Aaa	4,220,000	4,339,679
Syracuse, Indl. Dev. Agcy. Rev. Bonds
(1st Mtge. — Jewish Home), Ser. A
7 3/8s, 3/1/31	B+/P	2,800,000	2,812,264
7 3/8s, 3/1/21	B+/P	800,000	812,448
Tobacco Settlement Rev. Bonds
(Asset Backed Bonds), Ser. 1, 5 3/4s,
7/15/32 (Prerefunded)	AAA	4,250,000	4,704,198
Ser. 1, 5s, 6/1/34	BBB	3,500,000	3,109,540
Tobacco Settlement Asset Securitization
Corp., Inc. of NY Rev. Bonds, Ser. 1, 5s, 6/1/26	BBB	500,000	464,760
Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-1, 5 1/2s, 6/1/18	AA–	1,000,000	1,046,570
Triborough, Bridge & Tunnel Auth. Gen.
Purpose Rev. Bonds (Convention Ctr.), Ser. E,
7 1/4s, 1/1/10	AA–	6,150,000	6,430,440
Triborough, Bridge & Tunnel Auth. Rev. Bonds
AMBAC, 5s, 11/15/28	Aaa	13,000,000	13,335,790
Ser. A, 5s, 11/15/23	Aa2	1,000,000	1,057,100

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

New York continued
Westchester Cnty., Indl Dev. Agcy. Civic Fac.
Rev. Bonds (Guiding Eyes for the Blind),
5 3/8s, 8/1/24	BBB+	$ 965,000	$ 983,103
Westchester, Tobacco Asset Securitization Corp.
Rev. Bonds
5 1/8s, 6/1/38	BBB	5,060,000	4,414,648
5s, 6/1/26	BBB	2,000,000	1,863,100
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A,
7 1/8s, 7/1/31	B–	2,000,000	2,008,580
			1,038,132,581

Puerto Rico (7.0%)
Children’s Trust Fund Tobacco Settlement
Rev. Bonds, 5 1/2s, 5/15/39	BBB	3,750,000	3,517,463
Cmnwlth. of PR, G.O. Bonds (Pub. Impt.)
MBIA, 5 1/4s, 7/1/18	Aaa	4,750,000	5,016,143
Ser. B, 5 1/4s, 7/1/17	Baa3	1,500,000	1,555,875
Ser. B, 5 1/4s, 7/1/16	Baa3	1,000,000	1,042,020
Cmnwlth. of PR, Aqueduct & Swr. Auth.
Rev. Bonds,
Ser. A, 6s, 7/1/38	Baa3	5,000,000	5,266,300
Ser. A, 6s, 7/1/44	Baa3	14,000,000	14,634,340
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. RR, FGIC, 5s, 7/1/24	A3	6,500,000	6,515,080
Cmnwlth. of PR, Hsg. Fin. Corp. Rev. Bonds,
Ser. B, GNMA Coll, FNMA Coll,
FHLMC Coll., 4.45s, 6/1/27	Aaa	505,000	504,950
Cmnwlth. of PR, Hwy. & Trans. Auth.
Rev. Bonds
Ser. AA, MBIA, 5 1/2s, 7/1/20	Aaa	1,000,000	1,078,780
Ser. AA, 5s, 7/1/35	A–	2,105,000	2,106,789
Ser. K, 5s, 7/1/21	BBB+	2,000,000	1,981,000
Ser. K, 5s, 7/1/17	BBB+	3,000,000	3,064,410
Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	6,250,000	6,508,938
Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.)
Ser. N, Cmnwlth. of PR Gtd., 5 1/2s, 7/1/27	Baa3	1,170,000	1,200,186
Ser. N, Cmnwlth. of PR Gtd., 5 1/2s, 7/1/24	Baa3	9,855,000	10,167,009
Ser. M, Cmnwlth. of PR Gtd., 5 1/2s, 7/1/19	Baa3	3,060,000	3,218,049
Ser. N, Cmnwlth. of PR Gtd., 5 1/4s, 7/1/17	Baa3	2,500,000	2,602,425
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev.
Bonds, Ser. A, MBIA, zero %, 8/1/43	Aaa	8,150,000	1,165,031
U. of PR Rev. Bonds, Ser. P, 5s, 6/1/24	Baa2	8,000,000	7,991,200
			79,135,988

MUNICIPAL BONDS AND NOTES (98.3%)* continued

	Rating**	Principal amount	Value

Virgin Islands (0.3%)
VI Pub. Fin. Auth. Rev. Bonds (Hovensa
Refinery Fac.), 4.7s, 7/1/22	BBB	$ 4,150,000	$ 3,591,327

TOTAL INVESTMENTS

Total investments (cost $1,082,913,056)			$ 1,120,859,896

* Percentages indicated are based on net assets of $1,140,621,564.

** The Moody’s, Standard & Poor’s or Fitch’s ratings indicated are believed to be the most recent ratings available at May 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2008 was $1,006,270 or less than 0.1% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2008.

The rates shown on VRDN, Mandatory Put Bonds, and FRN are the current interest rates at May 31, 2008.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at May 31, 2008 (as a percentage of net assets):

Utilities	14.2%
State government	13.8
Local government	13.5
Education	13.4
Transportation	13.1
Health care	10.6

The fund had the following insurance concentrations greater than 10% at May 31, 2008 (as a percentage of net assets):

MBIA	11.6%
AMBAC	11.2

FUTURES CONTRACTS OUTSTANDING at 5/31/08 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Note 10 yr (Short)	83	$9,329,719	Sep-08	$143,897

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/08 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation
Notional amount		date	fund per annum	or paid by fund

Citibank, N.A.
	$8,143,333	6/20/08	—	4.35% minus	$215,879
				Municipal Market
				Data Index AAA
				municipal yields
				15 Year rate

	8,143,333	6/18/08	—	4.35% minus	215,002
				Municipal Market
				Data Index AAA
				municipal yields
				15 Year rate

	8,143,333	6/19/08	—	4.35% minus	214,145
				Municipal Market
				Data Index AAA
				municipal yields
				15 Year rate

Total					$645,026

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement. The following is a summary of the inputs used to value the fund’s net assets as of May 31, 2008:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$—	$143,897

Level 2	1,120,859,896	645,026

Level 3	—	—

Total	$1,120,859,896	$788,923

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,082,913,056)	$1,120,859,896

Cash	1,000,777

Interest and other receivables	17,856,915

Receivable for shares of the fund sold	3,751,246

Receivable for securities sold	895,000

Receivable from Manager (Note 2)	70,811

Unrealized appreciation on swap contracts (Note 1)	645,026

Total assets	1,145,079,671

LIABILITIES

Payable for variation margin (Note 1)	20,750

Distributions payable to shareholders	1,589,330

Payable for shares of the fund repurchased	611,894

Payable for compensation of Manager (Note 2)	1,413,746

Payable for investor servicing fees (Note 2)	50,827

Payable for Trustee compensation and expenses (Note 2)	263,937

Payable for administrative services (Note 2)	2,142

Payable for distribution fees (Note 2)	422,821

Other accrued expenses	82,660

Total liabilities	4,458,107

Net assets	$1,140,621,564

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,107,283,457

Undistributed net investment income (Note 1)	2,850,328

Accumulated net realized loss on investments (Note 1)	(8,247,984)

Net unrealized appreciation of investments	38,735,763

Total — Representing net assets applicable to capital shares outstanding	$1,140,621,564

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,075,211,322 divided by 127,106,955 shares)	$8.46

Offering price per class A share
(100/96.00 of $8.46)*	$8.81

Net asset value and offering price per class B share
($39,786,723 divided by 4,712,347 shares)**	$8.44

Net asset value and offering price per class C share
($23,286,915 divided by 2,753,435 shares)**	$8.46

Net asset value and redemption price per class M share
($2,326,477 divided by 274,888 shares)	$8.46

Offering price per class M share
(100/96.75 of $8.46)***	$8.74

Net asset value, offering price and redemption price per class Y share
($10,127 divided by 1,197 shares)	$8.46

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/08 (Unaudited)

INTEREST INCOME	$ 28,405,794

EXPENSES

Compensation of Manager (Note 2)	2,826,805

Investor servicing fees (Note 2)	320,344

Custodian fees (Note 2)	9,058

Trustee compensation and expenses (Note 2)	27,242

Administrative services (Note 2)	21,565

Distribution fees — Class A (Note 2)	1,121,023

Distribution fees — Class B (Note 2)	180,754

Distribution fees — Class C (Note 2)	82,436

Distribution fees — Class M (Note 2)	5,706

Other	154,340

Non-recurring costs (Notes 2 and 6)	1,471

Costs assumed by Manager (Notes 2 and 6)	(1,471)

Total expenses	4,749,273

Expense reduction (Note 2)	(110,203)

Net expenses	4,639,070

Net investment income	23,766,724

Net realized gain on investments (Notes 1 and 3)	2,786,911

Net realized loss on swap contracts (Note 1)	(925,708)

Net realized gain on futures contracts (Note 1)	576,319

Net unrealized depreciation of investments, futures contracts,
and swap contracts during the period	(11,440,479)

Net loss on investments	(9,002,957)

Net increase in net assets resulting from operations	$ 14,763,767

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	5/31/08*	11/30/07

Operations:
Net investment income	$ 23,766,724	$ 47,694,827

Net realized gain on investments	2,437,522	3,402,020

Net unrealized depreciation of investments	(11,440,479)	(27,482,680)

Net increase in net assets resulting from operations	14,763,767	23,614,167

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income

Class A	(115,416)	(69,210)

Class B	(4,945)	(3,883)

Class C	(1,435)	(686)

Class M	(243)	(151)

From net realized long-term gain on investments

Class A	(502,582)	(1,739,081)

Class B	(20,939)	(97,830)

Class C	(6,521)	(17,235)

Class M	(1,063)	(3,843)

From tax-exempt net investment income

Class A	(22,813,096)	(45,547,007)

Class B	(770,891)	(1,892,710)

Class C	(282,134)	(396,921)

Class M	(45,347)	(90,360)

Class Y	(188)	—

Redemption fees (Note 1)	1,074	13,919

Increase (decrease) from capital share transactions (Note 4)	10,329,579	(3,006,506)

Total increase (decrease) in net assets	529,620	(29,237,337)

NET ASSETS

Beginning of period	1,140,091,944	1,169,329,281

End of period (including undistributed net investment income
of $2,850,328 and $3,117,299, respectively)	$1,140,621,564	$1,140,091,944

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
May 31, 2008**	$8.53	.18	(.07)	.11	(.18)	—(d)	(.18)	—(d)	$8.46	1.40*	$1,075,211	.40*	2.12*	20.64*
November 30, 2007	8.73	.36	(.19)	.17	(.36)	(.01)	(.37)	—(d)	8.53	2.15	1,078,570.80		4.23	17.89
November 30, 2006	8.70	.36	.12	.48	(.36)	(.09)	(.45)	—(d)	8.73	5.70	1,094,460.79		4.20	11.30
November 30, 2005	8.84	.35	(.05)	.30	(.35)	(.09)	(.44)	—(d)	8.70	3.36	1,148,135.79		3.98	12.91
November 30, 2004	8.93	.37(c)	(.10)	.27	(.36)	—	(.36)	—(d)	8.84	3.08	1,222,953	.82(c)	4.14(c)	22.57
November 30, 2003	8.87	.38	.16	.54	(.39)	(.09)	(.48)	—	8.93	6.25	1,336,936.82		4.23	8.08(e)

CLASS B
May 31, 2008**	$8.52	.15	(.08)	.07	(.15)	—(d)	(.15)	—(d)	$8.44	.96*	$39,787	.72*	1.80*	20.64*
November 30, 2007	8.72	.31	(.19)	.12	(.31)	(.01)	(.32)	—(d)	8.52	1.51	45,515	1.44	3.60	17.89
November 30, 2006	8.69	.31	.12	.43	(.31)	(.09)	(.40)	—(d)	8.72	5.01	61,671	1.44	3.55	11.30
November 30, 2005	8.83	.31	(.06)	.25	(.30)	(.09)	(.39)	—(d)	8.69	2.85	83,500	1.44	3.33	12.91
November 30, 2004	8.91	.31(c)	(.09)	.22	(.30)	—	(.30)	—(d)	8.83	2.50	110,813	1.47(c)	3.50(c)	22.57
November 30, 2003	8.85	.32	.17	.49	(.34)	(.09)	(.43)	—	8.91	5.57	158,081	1.47	3.59	8.08(e)

CLASS C
May 31, 2008**	$8.53	.15	(.07)	.08	(.15)	—(d)	(.15)	—(d)	$8.46	.98*	$23,287	.80*	1.72*	20.64*
November 30, 2007	8.73	.29	(.18)	.11	(.30)	(.01)	(.31)	—(d)	8.53	1.30	13,735	1.59	3.43	17.89
November 30, 2006	8.70	.29	.12	.41	(.29)	(.09)	(.38)	—(d)	8.73	4.85	10,785	1.59	3.40	11.30
November 30, 2005	8.84	.28	(.06)	.22	(.27)	(.09)	(.36)	—(d)	8.70	2.54	10,472	1.59	3.18	12.91
November 30, 2004	8.93	.30(c)	(.10)	.20	(.29)	—	(.29)	—(d)	8.84	2.27	10,411	1.62(c)	3.34(c)	22.57
November 30, 2003	8.86	.31	.17	.48	(.32)	(.09)	(.41)	—	8.93	5.54	10,909	1.62	3.43	8.08(e)

CLASS M
May 31, 2008**	$8.54	.17	(.08)	.09	(.17)	—(d)	(.17)	—(d)	$8.46	1.13*	$2,326	.55*	1.97*	20.64*
November 30, 2007	8.74	.34	(.19)	.15	(.34)	(.01)	(.35)	—(d)	8.54	1.86	2,272	1.09	3.94	17.89
November 30, 2006	8.71	.34	.12	.46	(.34)	(.09)	(.43)	—(d)	8.74	5.36	2,414	1.09	3.90	11.30
November 30, 2005	8.85	.32	(.05)	.27	(.32)	(.09)	(.41)	—(d)	8.71	3.06	2,780	1.09	3.68	12.91
November 30, 2004	8.94	.34(c)	(.10)	.24	(.33)	—	(.33)	—(d)	8.85	2.77	3,318	1.12(c)	3.84(c)	22.57
November 30, 2003	8.87	.35	.18	.53	(.37)	(.09)	(.46)	—	8.94	6.06	3,876	1.12	3.94	8.08(e)

CLASS Y
May 31, 2008** †	$8.51	.16	(.05)	.11	(.16)	—	(.16)	—(d)	$8.46	1.31*	$10	.25*	1.85*	20.64*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46	47

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to May 31, 2008.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage
of average
net assets

November 30, 2004	0.02%

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam New York Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax-exempt securities. The fund may be affected by economic and political developments in the state of New York.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on January 2, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2007, the fund had a capital loss carryover of $804,801 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$777,954	November 30, 2010

26,847	November 30, 2014

The aggregate identified cost on a tax basis is $1,084,013,364, resulting in gross unrealized appreciation and depreciation of $45,840,351 and $8,993,819, respectively, or net unrealized appreciation of $36,846,532.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rate equal to the lesser of (i) 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended May 31, 2008, Putnam Management did not waive any of its management fee from the fund.

For the period ended May 31, 2008, Putnam Management has assumed $1,471 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended May 31, 2008, the fund incurred $313,721 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended May 31, 2008, the fund’s expenses were reduced by $110,203 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $527, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended May 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $64,978 and $16 from the sale of class A and class M shares, respectively, and received $14,439 and $2,000 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended May 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended May 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $246,985,644 and $226,595,846, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At May 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 5/31/08:

Shares sold	6,559,850	$ 55,719,999

Shares issued
in connection
with reinvestment
of distributions	1,852,831	15,593,811

	8,412,681	71,313,810

Shares
repurchased	(7,709,878)	(65,391,142)

Net increase	702,803	$ 5,922,668

Year ended 11/30/07:

Shares sold	10,547,176	$ 90,114,564

Shares issued
in connection
with reinvestment
of distributions	3,685,016	31,551,559

Shares issued
in connection
with the merger
of Putnam New York
Investment Grade
Municipal Trust	4,388,221	37,139,879

	18,620,413	158,806,002

Shares
repurchased	(17,553,004)	(150,085,340)

Net increase	1,067,409	$ 8,720,662

CLASS B	Shares	Amount

Six months ended 5/31/08:

Shares sold	162,379	$ 1,372,090

Shares issued
in connection
with reinvestment
of distributions	64,859	544,831

	227,238	1,916,921

Shares
repurchased	(859,247)	(7,274,453)

Net decrease	(632,009)	$ (5,357,532)

Year ended 11/30/07:

Shares sold	247,785	$ 2,120,077

Shares issued
in connection
with reinvestment
of distributions	155,921	1,333,777

	403,706	3,453,854

Shares
repurchased	(2,135,274)	(18,285,963)

Net decrease	(1,731,568)	$(14,832,109)

CLASS C	Shares	Amount

Six months ended 5/31/08:

Shares sold	1,263,194	$10,696,689

Shares issued
in connection
with reinvestment
of distributions	24,676	207,637

	1,287,870	10,904,326

Shares
repurchased	(144,368)	(1,223,355)

Net increase	1,143,502	$ 9,680,971

Year ended 11/30/07:

Shares sold	577,953	$ 4,928,237

Shares issued
in connection
with reinvestment
of distributions	35,595	304,646

	613,548	5,232,883

Shares
repurchased	(238,945)	(2,040,077)

Net increase	374,603	$ 3,192,806

CLASS M	Shares	Amount

Six months ended 5/31/08:

Shares sold	8,150	$ 68,576

Shares issued
in connection
with reinvestment
of distributions	3,789	31,904

	11,939	100,480

Shares
repurchased	(3,195)	(27,193)

Net increase	8,744	$ 73,287

Year ended 11/30/07:

Shares sold	5,799	$ 49,870

Shares issued
in connection
with reinvestment
of distributions	7,871	67,459

	13,670	117,329

Shares
repurchased	(23,802)	(205,194)

Net decrease	(10,132)	$ (87,865)

CLASS Y	Shares	Amount

For the period 1/2/08 (commencement of operations)
to 5/31/08:

Shares sold	1,175	$ 9,997

Shares issued
in connection
with reinvestment
of distributions	22	188

	1,197	10,185

Shares
repurchased	—	—

Net increase	1,197	$10,185

At May 31, 2008, Putnam LLC owned 1,197 class Y shares of the fund (100% of class Y shares outstanding), valued at $10,127.

Note 5: Acquisition of Putnam NewYork Investment Grade Municipal Trust

On June 25, 2007, the fund issued 4,388,221 class A shares, in exchange for 2,775,007 class A shares of Putnam New York Investment Grade Municipal Trust to acquire that fund’s net assets in a tax-free exchange approved by the Trustees. The net assets of the fund and Putnam New York Investment Grade Municipal Trust were $1,109,887,726 and $37,139,879, respectively. On June 25, 2007, Putnam New York Investment Grade Municipal Trust had distributions in excess of net investment income of $289,540, accumulated net realized loss of $1,182,687 and unrealized appreciation of $670,231. The aggregate net assets of the fund immediately following the acquisition were $1,147,027,605.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Putnam puts your
interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer and
Robert J. Darretta	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA051 251558 7/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

 Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

 Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

 Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 29, 2008